UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 14, 2011

(Date of report)

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(d) On September 13, 2011, the Board of Directors of Patterson Companies, Inc. (the “Company”) elected Jody H. Feragen as a member of the Board of the Directors for a term expiring at the Annual Meeting in 2012. Ms. Feragen will join the Board effective immediately and will serve on the Audit and Governance Committees. Ms. Feragen will receive compensation payable to non-employee directors serving on the Board as summarized under the caption “Non-Employee Director Compensation” in the 2011 Proxy Statement. At the Annual Meeting in 2012, Ms. Feragen will be a nominee for election as Director for a term expiring at the Annual Meeting in 2014.

The press release announcing the election of Ms. Feragen is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 12, 2011, the Company held its annual meeting of shareholders. Set forth below for each matter voted upon, are the number of votes cast for, against or withheld, as well as the number of any abstentions and broker non-votes as to each such matter.

1. Election of Directors.

The following individuals were each elected as a director to serve a three-year term expiring at the annual meeting in 2014:

	For	Withhold	Broker Non-Vote
Andre B. Lacey	98,141,369	1,618,176	7,957,047
Les C. Vinney	98,603,745	1,155,800	7,957,047

2. An advisory (non-binding) resolution to approve the executive compensation described in the Proxy Statement.

For	Against	Abstain	Broker Non-Vote
95,922,522	2,107,646	1,729,377	7,957,047

3. To approve, in an advisory (non-binding) vote, a proposal to determine whether the shareholder vote to approve executive compensation should occur every 1 Year, 2 Years or 3 Years.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
57,421,504	4,063,993	14,877,037	20,212,392	11,141,666

At a meeting of the Board of Directors held after the annual shareholder meeting, the Company decided to conduct an advisory shareholder vote on executive compensation every year.

4. Ratification of the Selection of Independent Registered Public Accounting Firm.

The selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending April 28, 2012, was ratified based upon the following votes:

For	Against	Abstain
105,876,429	1,751,562	88,601

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

99	Press release of Patterson Companies, Inc., dated September 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: September 14, 2011	By:	/s/ R. Stephen Armstrong
R. Stephen Armstrong

Executive Vice President, Treasurer and Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99	Press release of Patterson Companies, Inc., dated September 14, 2011.